
Airborne Magnetic Survey
Airborne magnetometer displays high amplitude signals over
igneous (magnetic) underground features
Geologic Cross section
Oil sands shown in green
Gas sands in red
1st Sand
2nd Sand
3rd Sand
Anacocha Lime
Anacocha Lime
Serpentine Plugs